T. Rowe Price Government Money Portfolio

Supplement to Summary Prospectus Dated May 1, 2019

On page 3, the portfolio manager table under “Management” is supplemented as follows:

Effective March 1, 2020, Douglas D. Spratley will join Joseph K. Lynagh as one of the fund’s portfolio managers and become Cochairman of the fund’s Investment Advisory Committee. Mr. Spratley joined T. Rowe Price in 2008. Effective January 1, 2021, Mr. Lynagh will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Spratley will become the sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is February 25, 2020.

E306-041-S 2/25/20